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EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                                   SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Texas Petrochemical Holdings, Inc. (the "Company") on Form 10-Q for the quarterly period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


May 15, 2003                           /s/ Carl S. Stutts
                                       ---------------------------------------
                                       Carl S. Stutts
                                       President and Chief Executive Officer
                                       (Principal Executive Officer)


A signed original of this written statement required by Section 906 has been provided to Texas Petrochemical Holdings, Inc. and will be retained by Texas Petrochemical Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.